471 P-1 08/13

SUPPLEMENT DATED AUGUST 12, 2013

TO THE PROSPECTUS DATED AUGUST 1, 2013

OF

FRANKLIN MUTUAL RECOVERY FUND

The prospectus is amended as follows:

I. The “Expense Summary” section “Annual Fund Operating Expenses” and “Example” tables beginning on page 2 are replaced with the following:

ANNUAL FUND OPERATING EXPENSES[1]

	Class A	Class C	Advisor Class
Management fees[1]	1.68%	1.68%	1.68%
Distribution and service (12b-1) fees	0.30%	1.00%	None
Other expenses	0.86%	0.86%	0.86%
Total annual Fund operating expenses	2.84%	3.54%	2.54%
Fee waiver and/or expense reimbursement[2]	-1.30%	-1.30%	-1.30%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.54%	2.24%	1.24%

1. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table above.

2. The investment manager contractually agreed to waive or limit its management fees so that the management fees paid by the Fund do not exceed an annual rate of 0.50%, and effective July 1, 2012, the investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense, certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) excluding expenses on securities sold short for each class of the Fund do not exceed 1.20% until July 31, 2014. The figures provided are based on 1.20%. Certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations may not be included in the waiver on expenses.

	1 Year	3 Years	5 Years	10 Years
Class A	$ 72[1]	$ 129	$ 188	$ 347
Class C	$ 33	$ 96	$ 172	$ 372
Advisor Class	$ 13	$ 66	$ 123	$ 277
If you do not sell your shares:
Class C	$ 23	$ 96	$ 172	$ 372

1. Assumes an Early Withdrawal Charge will not apply.

Please keep this supplement for future reference.